SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
N/A
(2)	Aggregate number of securities to which transaction applies:
N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
(4)	Proposed maximum aggregate value of transaction:
N/A
(5)	Total fee paid:
N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
N/A
(2)	Form, Schedule or Registration Statement No.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON DECEMBER <>, 2013

The Special Meeting of Shareholders of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 10:00 a.m. (Pacific Standard Time) on Friday, December <>, 2013 at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To approve, by special resolution, the change in the authorized capital of the Company from 150,000,000 to an unlimited number of common shares, all without par value, and no preferred shares; and

2.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed November 1, 2013, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 8th Floor, Toronto, ON, M5J 2Y1. Shareholders of record attending the Special Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this <> day of November, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President and Director

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Special Meeting of Shareholders on December <>, 2013.
The Company’s Proxy Statement is available online at www.goldenqueen.com

PROXY STATEMENT AND INFORMATION CIRCULAR

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER <>, 2013

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at November 1, 2013, one Canadian dollar was equal to approximately $0.96 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Special Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 10:00 a.m. (Pacific Standard Time) on December <>, 2013, at the offices of Morton Law LLP, Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about November <>, 2013. The Company is sending proxy-related materials directly to non-objecting beneficial owners under NI 54-101. Management of the Company does not intend to pay for intermediaries to forward to objecting beneficial owners under NI 54-101 the proxy-related materials, and in the case of an objecting beneficial owner, the objecting beneficial owner will not receive the materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $20,000.

Our administrative offices are located at 6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” the approval, by special resolution, of the increase in the authorized capital of the Company from 150,000,000 to an unlimited number of common shares, all without par value. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; or (b) who is an associate or affiliate of a person included in subparagraph (a).

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On November 1, 2013 (the “Record Date”) there were 99,133,383 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued
Landon T. Clay Providence, RI, USA	30,777	Sole voting and investment control	0.03%
	17,436,581(2)(3)(4)(5)	Shared voting and investment control	16.4%
Thomas M. Clay Providence, RI, USA	1,805,680	Sole voting and investment control	1.8%
	25,145,822(2)(3)(5)(6)	Shared voting and investment control	23.6%
Harris Clay Augusta, GA, USA	7,258,330	Sole voting and investment control	7.3%
	13,419,029(4)(5)(6)	Shared voting and investment control	13.5%
Jonathan C. Clay Bronxville, NY, USA	3,508,870(7)	Sole voting and investment control	3.4%
	857,250(5)	Shared voting and investment control	0.9%
Sprott Asset Management LP Toronto, ON, Canada	9,116,900	Sole voting and investment control	9.2%
H. Lutz Klingmann West Vancouver, BC, Canada	829,100	Sole voting and investment control	0.8%
Bryan A. Coates Saint-Lambert, Québec, Canada	50,000(8)	Sole voting and investment control	0.05%
Guy Le Bel Repentigny, Quebec, Canada	50,000(9)	Sole voting and investment control	0.05%
Bernard Guarnera Broomfield, Colorado, USA	50,000(10)	Sole voting and investment control	0.05%
Andree St-Germain Vancouver, BC, Canada	300,000(11)	Sole voting and investment control	0.3%
Laurence Morris Morelos, Mexico	300,000(12)	Sole voting and investment control	0.3%
All Directors and Executive Officers as a Group	28,530,602		26.68%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.com, or from the shareholder, and includes direct and indirect holdings.

(2)	Landon T. Clay and Thomas M. Clay have shared voting and investment control of 6,896,509 shares.
(3)	Includes 7,281,553 shares reserved for immediate issuance on exercise of convertible debentures of which Landon T. Clay and Thomas M. Clay have shared voting and investment control.
(4)	Landon T. Clay and Harris Clay have shared voting and investment control of 2,451,269 shares.
(5)	Landon T. Clay, Thomas M. Clay, Harris Clay, and Jonathan C. Clay have shared voting and investment control of 807,250 shares.
(6)	Thomas M. Clay and Harris Clay have shared voting and investment control of 10,160,510 shares.
(7)	Includes 2,427,184 shares reserved for immediate issuance on exercise of convertible debentures.
(8)	Includes 50,000 shares reserved for immediate issuance on exercise of options.
(9)	Includes 50,000 shares reserved for immediate issuance on exercise of options.
(10)	Includes 50,000 shares reserved for immediate issuance on exercise of options.
(11)	Includes 300,000 shares reserved for immediate issuance on exercise of options.
(12)	Includes 300,000 shares reserved for immediate issuance on exercise of options.

PROPOSAL 1
INCREASE OF AUTHORIZED CAPITAL

The Company proposes to alter its Notice of Articles to increase the Company’s authorized capital from 150,000,000 common shares without par value to an unlimited number of common shares without par value, and no preferred shares.

The Company currently has no specific proposals or agreements for offers or sales of its common shares. The Company expects that costs associated with developing a mine at its Soledad Mountain project may require additional equity financing. Any mine project financing or series of financings could result in the allotment of additional common shares that would exceed the Company’s current authorized capital. Accordingly, the Company believes that it is prudent to increase the authorized capital at this time.

The rights, privileges, preferences and restrictions applicable to the Company’s common shares will not be affected by the proposed change to the authorized capital. There are currently no provisions in the current Articles or agreements to which the Company is a party or is aware of, or any other facts or circumstances, that would give the Company a basis to conclude that the increase in authorized capital would have the effect of delaying, deferring or preventing a potential change in control.

If shareholders of the Company approve the proposal to change the Company’s capital structure, the Company will file a Notice of Alteration, in the form attached hereto as Appendix “A”, with the British Columbia Registrar of Companies implementing the change in the Company’s capital structure.

The resolution to increase the authorized capital must be passed by not less than 2/3 of the votes cast by the shareholders present in person or by proxy at the Meeting. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the authorized capital of the Company be changed to an unlimited number of common shares, without par value, and no preferred shares, and the Company’s Notice of Articles be altered accordingly;

(b)

any director of the Company is instructed to authorize its agents to file a Notice of Alteration to a Notice of Articles with the British Columbia Registrar of Companies along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)

the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” INCREASING THE AUTHORIZED CAPITAL OF THE COMPANY TO AN UNLIMITED NUMBER OF COMMON SHARES.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

SHAREHOLDER COMMUNICATIONS

Shareholders can send communications to the Board of Directors by email at mintoexpl@telus.net or through our website at www.goldenqueen.com.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2014 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 1, 2013, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com. Shareholders may request additional copies by (i) 6411 Imperial Avenue, West Vancouver, BC, V7W 2J5; or (ii) telephone to: (604) 921-7570.

Dated at Vancouver, British Columbia, this <> day of November, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann
H. Lutz Klingmann
President

BRITISH COLUMBIA
The Best Place on Earth

BC Registry Services

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257(4) *Business Corporations Act*

Telephone: 250 356-8626
www.bcregistryservices.gov.bc.ca

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the *FOIPPA* and the *Business Corporations Act* for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Executive Coordinator of the BC Registry Services at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

B NAME OF COMPANY

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:
("altered" means create, add to, vary or delete)

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☐ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☐ Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose **one** of the following:*

☐ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01a.m. Pacific Time on ________ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ________ ☐ a.m. or ☐ p.m. Pacific Time on ________ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from ________

to *(choose **one** of the following):*

☐ ________. This name has been reserved for the company under name reservation number ________, or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

FORM 11/WEB Rev. 2011 / 02 / 21

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Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)
Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED
	X	YYYY / MM / DD

FORM 11/WEB Rev. 2011 / 02 / 21

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